SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

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TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

(Name of Registrant as Specified in its Charter)

N/A

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You invested in TRANSAMERICA FUNDS and it’s time to vote!

You have the right to vote on proposals being presented at the Joint Special Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 1, 2021.

Get informed before you vote

View the Joint Proxy Statement and the Form of Proxy Card online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 18, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect Nominees to the Board:

01.	Sandra N. Bane	For
02.	Leo J. Hill	For
03.	Kathleen T. Ives	For
04.	David W. Jennings	For
05.	Lauriann C. Kloppenburg	For
06.	Fredric A. Nelson III	For
07.	John E. Pelletier	For
08.	Patricia L. Sawyer	For
09.	Marijn P. Smit	For
10.	John W. Waechter	For
11.	Alan F. Warrick	For

NOTE: To transact any other business as properly may come before the Special Meeting or any adjournments or postponements thereof.

D59428-S28862